SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 20, 2006

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Boston Private Financial Holdings, Inc. (the “Company”) grants various awards under the Company’s 2004 Stock Option and Incentive Plan. Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following are filed as exhibits to this report:

10.1	Form of Non-Qualified Stock Option Agreement for Employees under the Company’s 2004 Stock Option and Incentive Plan

10.2	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors pursuant to the Company’s 2004 Stock Option Incentive Plan

10.3	Form of Restricted Stock Award Agreement under the Company’s 2004 Stock Option and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ Walter M. Pressey
Name: Walter M. Pressey
Title: President and Chief Executive Officer

Date: December 20, 2006